LEASE (Lease receivables) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Current
Account receivable - Operating lease	¥ 13,318	$ 2,090	¥ 38,266
Account receivable - Sales-type lease	1,010	158	1,195
Net investment in direct financing leases, current portion	2,699	424	25,045
Noncurrent
Net investment in direct financing leases, non-current portion	4,796	753	13,720
Total	¥ 21,823	$ 3,425	¥ 78,226